SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15 (d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) - February 19, 1998


                            GBC BANCORP
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


       California               0-16213             95-3586596
-------------------------   ----------------   --------------------
(State or other juris-      (Commission File   (IRS Employer
diction of incorporation)        Number)       Identification No.)


   800 West 6th Street, Los Angeles, CA              90017
----------------------------------------           ----------
(Address or principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (213) 972-4172
                                                     --------------

                                 N/A
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)




Item 1.   Change in Control of Registrant

          Not Applicable

Item 2.   Acquisition or Disposition of Assets

          Not Applicable

Item 3.   Bankruptcy or Receivership

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable

Item 5.   Other Events


On February 19, 1998, the registrant announced that Li-Pei Wu and the Borad of the registrant reached an employment agreement under which Mr. Wu will continue to serve as Chairman of the Board and Chief Executive Officer of the registrant and its subsidiary General Bank through the year 2000. Beginning in 2001 and ending at the end of 2002, it is anticipated that Mr. Wu will serve as Chairman of the registrant and General Bank. A copy of the press release is filed herewith as an exhibit and incorporated herein by reference. In addition, a copy of the employment agreement is filed herewith as exhibit.


Item 6.   Resignations of Registrant's Directors

          Not Applicable

Item 7.   Financial Statements and Exhibits

               (a)  Financial statements of business acquired

                    None

               (b)  Pro forma financial information

                    None

               (c)  Exhibits

(10) Employment Agreement dated February 19, 1998 between the registrant and Li-Pei Wu.

(99.1)    Press release dated February 19, 1998 issued by
registrant.

Item 8.   Change in Fiscal Year

          Not Applicable



                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 23, 1998



                                       GBC BANCORP
                                       (Registrant)


                                       By:
                                          -----------------------
                                          LI-PEI WU, Chairman,
                                          President and Chief
                                          Executive Officer



                             EXHIBIT INDEX

Exhibit No.
-----------

    10 Employment Agreement dated as of January 1, 1998 between the registrant and Li-Pei Wu

    99.1                Press release dated February 19, 1998
                        issued by registrant